UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2009

SouthWest Water Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-8176	95-1840947
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA	90017-3782
(Address of principal executive offices)	(Zip Code)

(213) 929-1800
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d)	The Company’s Board of Directors elected H. Frederick Christie as chair of the board, effective October 23, 2009. There was no arrangement or understanding pursuant to which the named director was selected. No transaction involving the Company and the named director of a type required to be disclosed pursuant to Item 404(a) of Regulation S-K exists.

The Board also appointed Mark A. Swatek, the Company’s chief executive officer, to the added role of president and David B. Stanton was confirmed as chief financial officer, a position he held on an interim basis since April 2009.

Item 8.01   Other Events

On October 27, 2009 a news release was issued announcing the election of a new chairman of the board and officer appointments.

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)       Exhibits

Exhibit No.	Description
99.1	October 27, 2009 news release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

		By:	/s/ William K. Dix
Name: William K. Dix
Title: Vice President, General
Counsel and Corporate Secretary

Date:	October 27, 2009